UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 21, 2004


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


    Maryland                    001-09279                        13-3147497
-------------------------------------------------------------------------------
(State or other            (Commission file No.)                (IRS Employer
 jurisdiction of                                                  I.D. No.)
 incorporation)


   60 Cutter Mill Road, Suite 303, Great Neck, New York           11021
   -----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 21, 2004 Elpans LLC, a wholly-owned subsidiary of Registrant ("Seller"), entered into a Contract of Sale with A.P. Development L.L.C. ("Buyer"), pursuant to which Seller agreed to sell and Buyer agreed to purchase the unused development or "air" rights relating to Seller's property located at 300 Gold Street, Brooklyn, New York (the "Property"). In addition, Buyer and Seller agreed to certain procedures and restrictions in respect of the development of Buyer's adjacent property and the redevelopment of Seller's Property, which is set forth in a Zoning Lot and Development Agreement which is to be executed at closing. The purchase price under the Contract of Sale is $11,000,000. Buyer has deposited with Seller's counsel an escrow deposit of $500,000 and is required to post an additional $500,000 escrow deposit by December 31, 2004 and an additional $500,000 escrow deposit by February 15, 2005. The Contract of Sale provides that there are specified conditions that are required to be satisfied prior to closing; Registrant has no assurance that such conditions will be satisfied or that even if such conditions are satisfied that the closing will occur. The Contract of Sale provides that the closing is scheduled for June 30, 2005.

If Buyer defaults in its obligation to close on the transaction or in the event that Buyer fails to pay when due any of the additional escrow deposits, then Seller's right shall be to receive from the escrow agent the escrow deposit(s) paid to date and to terminate the Contract of Sale; Seller has no cause of action for damages or specific performance against Buyer.

The Property is currently improved with an office building leased on a long-term basis and adjacent parking area. Seller will retain the Property post-closing. Seller's ability to expand or modify the existing building following the closing will be restricted pursuant to the terms of the Zoning Lot and Development Agreement to be executed at closing.

Seller anticipates that the gain in connection with this transaction will be deferred for income tax purposes by entering into a 1031 tax-deferred exchange and using the sale proceeds to acquire one or more replacement properties. Seller, to date, has not identified replacement properties and can make no assurance that it will be able to locate suitable replacement properties in the event that the closing does occur. Further, Seller has not yet determined the amount of gain it would receive upon the closing of the transaction.

Caution Concerning Forward-Looking Statements: Materials included in this filing may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.




Item 9.01.   Financial Statements and Exhibits

(a)     Financial Statement of Businesses Acquired. Not Applicable.

(b)     Proforma Financial Information. Not Applicable.

(c) Exhibits. The Contract of Sale dated as of December 21, 2004 between Elpans LLC and A.P. Development L.L.C which includes as an exhibit the form of Zoning Lot and Development Agreement between Elpans LLC and A.P. Development L.L.C. to be executed at closing.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ONE LIBERTY PROPERTIES, INC.



Date:     December 22, 2004               By:  /s/ Mark H. Lundy
                                          ------------------------------------
                                          Mark H. Lundy
                                          Vice President and Secretary

                         AGREEMENT OF PURCHASE AND SALE


AGREEMENT  dated  as of this  21st day of  December,  2004  (this  "Agreement"),
                                                                   -----------
between Elpans LLC ("Seller"),  a New York limited liability company , having an
                     ------
address at 60 Cutter Mill Road, Great Neck, New York 11021 and A.P. Development L.L.C. ("Purchaser"), a New York limited liability company, having an address at
         ---------
8720 139th Street, Briarwood, New York 11435.

                                R E C I T A L S:

WHEREAS, Seller is the owner in fee simple of that certain parcel of land lying and being in the City and State of New York, County of Kings, designated as Lot 5 in Block 133 on the Tax Map of the City of New York and known by street address as 300 Gold Street, Brooklyn, New York, which land is more particularly described in Exhibit A annexed hereto (the "Seller's Property"), together with
             ---------                      ------------------
the  building  and  improvements  thereon  (the  "Seller's  Improvements"),  the
                                                  ----------------------
Seller's Property and Seller's Improvements herein being referred to collectively as "Seller's Premises";
                 -----------------
WHEREAS, pursuant to an Agreement of Purchase and Sale dated June 14, 2004, Purchaser is the contract vendee of that certain parcel of land lying and being in the City and State of New York, County of Kings, designated as Lot 1 in Block 133 in the County of Kings on the Tax Map of the City of New York and known by street address as 147 Flatbush Avenue, Brooklyn, New York, which land is more particularly described in Exhibit B annexed hereto (the "Purchaser's Property"),
                          ---------                      --------------------
together with the building and improvements thereon or to be constructed thereon, including without limitation the New Purchaser Building (as hereinafter defined) (the "Purchaser's Improvements"), the Purchaser's Property and
                 --------------------------
Purchaser's Improvements being herein referred to collectively as the "Purchaser's Premises";
 --------------------

WHEREAS,  Purchaser  desires to  construct a new  building  (the "New  Purchaser
                                                                  --------------
Building")  on  Purchaser's  Property  with a bulk (as  hereinafter  defined) in
--------
excess of the bulk presently permitted to be constructed on Purchaser's Premises under the Zoning Resolution (as hereinafter defined) if Purchaser's Property is considered a single separate and single zoning lot (as hereinafter defined);

WHEREAS, Seller wishes to sell to Purchaser, and Purchaser wishes to purchase from Seller, the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights attributable to Seller's Premises (both as hereinafter defined) (together, the "Conveyance Floor Area Development Rights") for the use
                          ----------------------------------------
and benefit of Purchaser's Premises, and in furtherance thereof Seller, and any other party in interest (as hereinafter defined) to Seller's Premises and the Conveyance Floor Area Development Rights, will join with Purchaser and any other Party in Interest to Purchaser's Premises in executing and recording a Declaration (or waiver of its right to execute a Declaration) that Seller's Premises and Purchaser's Premises shall thereafter constitute a single zoning lot for the purpose of Section 12-10 of the Zoning Resolution (the "Combined
                                                                        --------
Zoning Lot");
----------

WHEREAS, Seller's Premises and Purchaser's Premises are contiguous for a minimum of ten (10) feet along the northern lot line of Seller's Premises; and

WHEREAS, in connection with the creation of the Combined Zoning Lot, Seller and Purchaser wish to restrict their respective Premises in accordance with the provisions of a Zoning Lot Development Agreement (as hereinafter defined) which sets forth their rights and obligations with respect to the operation of their respective Premises.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is hereby agreed as follows:

1. Definitions.  Defined terms used in this Agreement shall, unless the context
   -----------
otherwise requires, have the following meaning:

(a)  "bulk,"  "dwelling unit," "floor area," "floor area ratio," "lot coverage,"
      ----     -------------    ----------    ----------------    ------------
     "zoning  lot," "party in  interest,"  and "use" shall have the meanings set
      -----------    ------------------         ---
     forth in Section 12-10 of the Zoning Resolution as of the date hereof.

(b)  "Business Day" means any day other than a Saturday,  Sunday or other day on
      ------------
     which  commercial  banks  are  authorized  to be closed in the State of New
     York.

(c)  "Bonus Floor Area Development Rights" shall mean any Floor Area Development
      -----------------------------------
     Rights appurtenant to Seller's Property as of the date hereof which are available for use in a building constructed on the Combined Zoning Lot through provision of an amenity or other public benefit on Developer's Land, elsewhere on the Combined Zoning Lot, or off the Combined Zoning Lot in accordance with the provisions of the Zoning Resolution; provided, however, that Bonus Floor Area Development Rights shall not include any Floor Area Development Rights appurtenant to Seller's Property which arise or are authorized after the date hereof by amendment to, or revision of, the Zoning Resolution or any other applicable law, rule or regulation.

(d)  "Declaration"  shall refer to a Declaration of Zoning Lot  Restrictions  in
      -----------
     substantially the form annexed hereto as Exhibit C.
                                              ---------
(e)  "Excess  Floor  Area  Development  Rights"  shall  mean  those  Floor  Area
      ----------------------------------------
     Development Rights (other than Bonus Floor Area Development Rights) appurtenant to Seller's Property that are in excess of those which are utilized by the improvements presently located on such parcel, and accordingly are available for transfer pursuant to the Zoning Resolution, provided, however, Excess Floor Area Development Rights shall not include any such rights which arise or are authorized after the date hereof by amendment to, or revision of, the Zoning Resolution or any other applicable law, rule or regulation.

(f)  "Floor Area  Development  Rights"  shall mean the rights,  as determined in
      -------------------------------
     accordance with the Zoning Resolution, which are appurtenant to a zoning lot, to develop such zoning lot by erecting thereon a structure or structures with (i) a total floor area determined by multiplying the area of the zoning lot by the maximum allowable floor area ratio for structures in such zoning district or districts in which such zoning lot is located and (ii) any other bulk, density and other development rights appurtenant to the Combined Zoning Lot permitted under the Zoning Resolution.

(g)  "Fund" shall mean the sum of the First Deposit,  the Second Deposit and the
      ----
     Third Deposit (all as thereinafter defined) being held by the Escrow Agent (as defined in Section 3 of this Agreement), together with any income earned thereon, in accordance with the terms of the Section 17 of this Agreement.

(h)  "Retained  Floor  Area  Development  Rights"  shall mean (1) the Floor Area
      ------------------------------------------
     Development Rights utilized in Seller's Improvements as of the date hereof and (2) any rights which arise or are created after the date hereof which, if they arose or were created before the date hereof, would be Excess Floor Area Development Rights or Bonus Floor Area Development Rights .

(i)  "Zoning Lot  Development  Agreement" or "ZLDA" shall refer to an instrument
      ----------------------------------      ----
     substantially in the form annexed hereto as Exhibit D.

(j)  "Zoning  Resolution"  shall mean the Zoning  Resolution  of the City of New
      ------------------
     York, effective as of December 15, 1961, as amended from time to time.

(k) The recitals, schedules and exhibits annexed hereto, and the capitalized terms defined therein, are hereby incorporated by reference into the body of this Agreement as if the same were fully set forth herein.

2.  Purchase and Sale.  (a) (i) Seller agrees to sell to Purchaser and Purchaser
    -----------------
agrees to purchase, upon the terms and conditions set forth in this Agreement, the Conveyance Floor Area Development Rights, and (ii) Seller agrees to grant to Purchaser a perpetual easement for light, air and view over the Seller's Premises as set forth in the ZLDA (the "Easement").
                                        --------
(b) Notwithstanding anything herein to the contrary, it is understood and agreed that Seller is retaining for its benefit (i) the Retained Floor Area Development Rights, and (ii) any Floor Area Development Rights pertaining to Seller's Property created or granted on or after the date hereof for any reason, including by amendment of the Zoning Resolution.

3.   Purchase  Price:  The  purchase  price  (the  "Purchase   Price")  for  the
     ---------------                                ----------------
     Conveyance Floor Area Development Rights and the Easement shall be Eleven Million Dollars ($11,000,000). The Purchase Price shall be payable as follows:

(i) (A) Five Hundred Thousand Dollars ($500,000) shall be paid herewith (the "First Deposit") to Herrick, Feinstein, LLP ("Escrow Agent"), the receipt
      -------------                                  ------------
     of which is hereby acknowledged; (B) Five Hundred Thousand Dollars ($500,000) shall be paid to the Escrow Agent on December 31, 2004 (the "Second Deposit"); (C) Five Hundred Thousand Dollars ($500,000) shall be
      ---------------
     paid to the Escrow  Agent on February 15, 2004 (the "Third  Deposit").  The
                                                          --------------
     First Deposit, the Second Deposit and the Third Deposit, together with interest accrued thereon, shall be credited against the Purchase Price at the Closing (hereinafter defined), or paid to Seller or Purchaser in accordance with the applicable provisions of this Agreement. TIME SHALL BE OF THE ESSENCE WITH RESPECT TO THE PAYMENT OF THE SECOND DEPOSIT AND THE FIRST DEPOSIT.

(ii) The balance of the Purchase Price shall be paid to Seller on the Closing Date(hereinafter defined) by wire transfer of immediately available funds to such account as Seller may direct in wiring instructions to be provided by Seller to Purchaser not less than five (5) Business Days prior to the Closing Date.

Seller and Purchaser, as appropriate, shall at Closing execute, acknowledge and deliver all forms required by the other party to effectuate the intent of this Section, including (if at the Closing) the documents and instruments referred to in Section 6 of this Agreement and a Form W-9.

4. Closing. The consummation of the transactions  provided for in this Agreement
   -------
(the  "Closing")  shall take place at the offices of Herrick,  Feinstein  LLP, 2
       -------
Park Avenue, New York, New York at 10:00 a.m. on June 30, 2005; AS TO WHICH DATE TIME SHALL BE OF THE ESSENCE. The date on which Closing occurs is hereinafter referred to as the "Closing Date."
                    ------------
5. Parties in Interest. Purchaser shall within ten (10) days of the date hereof order, and promptly upon Purchaser's receipt thereof cause to be delivered to Seller, a true and complete copy of, a Parties in Interest Certification (the "Parties in Interest Certification") issued by Fidelity National Title Insurance
 ---------------------------------
Company (the "Title  Company"),  certifying the metes and bounds  description of
              --------------
the Combined Zoning Lot and the identity of all parties in interest with respect to the Seller's Property and the Purchaser's Property. The parties in interest with respect to the Seller's Property as shown on the Parties in Interest Certification, and any person or entity that after the date hereof becomes a party in interest with respect to the Seller's Property in any amended or subsequent Parties in Interest Certification issued by the Title Company, are referred to herein as the "Seller's Parties in Interest," and the parties in
                            ------------------------------
interest with respect to the Purchaser's Property as shown on the Parties in Interest Certification, and any person or entity that after the date hereof becomes a party in interest with respect to the Purchaser's Property in any amended or subsequent Parties in Interest Certification issued by the Title Company, are referred to herein as the "Purchaser's Parties in Interest."
                                        -------------------------------
6.  Deliveries.  (a) At the  Closing,  Seller  shall  deliver to  Purchaser  the
    ----------
following:

(i) A Waiver of Execution of Declaration of Zoning Lot Restrictions and Subordination to Zoning Lot Development Agreement, substantially in the form attached hereto as Exhibit E, ("Waiver"), which Waiver shall be
                                ---------     ------
     executed and acknowledged by each of the Seller's Parties in Interest other than Seller.

(ii) An affidavit made pursuant to Section 1445(b)(2) of the United States Internal Revenue Code of 1986, as amended (the "Code"), by an individual
                                                       ----
     who is an authorized signatory of Seller stating that Seller is not a "foreign person" within the meaning thereof.

(iii)Any instrument, agreement or other document as may be required by the Title Company in order for the Title Company to be ready, willing and able to issue at standard rates, a so-called "air rights endorsement" to any policy of title insurance that Purchaser may have or obtain that insures Purchaser's acquisition of the Conveyance Floor Area Development Rights, the grant to Purchaser of the Easement and the effectiveness of the ZLDA and the Declaration, which endorsement shall be substantially in the form attached hereto as Exhibit F (the "Endorsement").
                        ---------       -----------
(iv) A certificate of Seller that the representations and warranties set forth in Section 8 of this Agreement are true and correct as of the Closing Date.

(v) True and correct copies of the Certificate of Formation of Seller and of a Certificate of Good Standing for Seller.

(vi) Any other document or instrument required to be delivered or payment required to be made by Seller at or prior to the Closing pursuant to the provisions of this Agreement, and any other document reasonably requested by Purchaser or the Title Company to consummate or evidence the transactions contemplated herein, or to confirm any of the provisions of this Agreement.

(b) At the Closing, Purchaser shall deliver to Seller the following:

(i) A Waiver executed and acknowledged by each of the Purchaser's Parties in Interest other than Purchaser.

(ii) The payment  required on account of the Purchase  Price in accordance  with
     Section 2 hereof.

(iii)A certificate of Purchaser that the representations and warranties set forth in Section 8 of this Agreement are true and correct as of the Closing Date.

(iv) True and correct copies of the Certificate of Formation of Purchaser and of a Certificate of Good Standing for Purchaser.

(v) Any other document or instrument required to be delivered or payment required to be made by Purchaser at the Closing pursuant to the provisions of this Agreement, and any other document as may be reasonably requested by Seller or the Title Company to consummate or evidence the transactions contemplated herein, or to confirm any of the provisions of this Agreement.


(c) At the Closing, Seller and Purchaser shall deliver to the Title Company the following:

(i) The ZLDA executed and acknowledged by Seller and Purchaser, with any changes and additions as may be required by the Title Company or a governmental authority having jurisdiction over the Conveyance Floor Area Development Rights, provided that any such changes and additions made to the form shall not adversely effect the rights or obligations of either Seller or Purchaser.

(ii) A Declaration executed and acknowledged by Seller and Purchaser, with any changes and additions as may be required by the Title Company or a governmental authority having jurisdiction over the Conveyance Floor Area Development Rights, provided that any such changes and additions made to the form shall not adversely effect any rights or obligations of either Seller or Purchaser.

(iii)The Waivers delivered by Purchaser and Seller pursuant to subsections (a) and (b) of this Section 6.

(iv) The Real Property Transfer Tax Return required by Chapter 21 of Title 11 of the Administrative Code of the City of New York and the regulations issued pursuant to the authority thereof (the "NYC Transfer Tax Law") executed and
                                             --------------------
     acknowledged by Seller and Purchaser.

(v) The New York State Real Estate Transfer Tax Return and Credit Line Mortgage Certificate required by Article 31 of the New York State Tax Law (the "NYS
                                                                             ---
     Transfer Tax Law") executed by Seller and Purchaser.
     ----------------
(d) Notwithstanding anything herein to the contrary, neither Seller nor Purchaser shall be required to deliver a Waiver executed by any of the Seller's Parties in Interest or the Purchaser's Parties in Interest who have executed the ZLDA, the Declaration and any other document required to be signed by them in order to consummate the transactions contemplated by this Agreement.

7.  Conditions  to Closing.  The  obligation  of  Purchaser  to  consummate  the
    ----------------------
transaction contemplated hereby is subject to the fulfillment of the following conditions:

(a) All representations and warranties of Seller contained in this Agreement shall have been true in all respects when made and shall be true in all respects at and as of the Closing Dateas if such representations and warranties were made at and as of the Closing Date, and Seller shall have performed and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller prior to the Closing Date.

(b)  The  Title  Company  shall  be  ready,   willing  and  able  to  issue  the
     Endorsement.

(c) Seller shall have made all of the deliveries provided for in this Agreement. If any of the foregoing conditions set forth in this Section 6 are not satisfied on the Closing Date, Purchaser may either (i) waive any such condition and proceed with the Closing, in which event Seller shall be obligated to consummate the Closing, or (ii) terminate this Agreement, in which event the Fund shall be promptly returned to Purchaser and, upon the return of the Fund, the parties hereto shall be relieved of all obligations and liabilities under this Agreement (other than those expressly stated to survive the termination of this Agreement).

8.  Representations and Warranties.
    ------------------------------
(a) Seller represents and warrants to Purchaser as follows:

(i) Seller is a New York limited liability company, duly organized, validly existing and in good standing under the laws of the State of New York, and has the legal authority and power to perform all of its obligations hereunder.

(ii) Seller is not a "foreign person" within the meaning of Section 1445 of the Code.

(iii)Seller holds fee simple title to Seller's Premises and the Conveyance Floor Area Development Rights, and Seller has not previously transferred, assigned, encumbered, sold or leased any portion of the Conveyance Floor Area Development Rights or any interest therein, nor is there now in effect any agreement, other than this Agreement, that purports to or gives an option to transfer, assign, encumber, sell or lease any portion of the Conveyance Floor Area Development Rights or any interest therein.

(iv) There is no litigation pending, or, to the best of Seller's knowledge, threatened, against Seller which, if adversely determined, would prohibit or delay Seller from transferring any portion of the Conveyance Floor Area Development Rights to Purchaser.

(v) Seller has not received any notice and has no knowledge of any pending or threatened condemnation or similar proceeding affecting any portion of the Seller's Property.

(vi) Seller has approved and authorized this Agreement and the transaction contemplated herein, and no other person's consent or approval is required; and each person executing and delivering this Agreement and all documents to be executed and delivered in connection herewith has the power and authority to execute and deliver same.

(vii)The consummation of the transaction contemplated by this Agreement will not conflict with or result in a breach of any of the terms of any agreement or instrument to which Seller is a party or by which Seller is bound or constitute a default thereunder.

(viii) There are no applications for construction or alteration permits in respect of Seller's Property or Seller's Building made by Seller now pending before the New York City Department of Buildings or any other governmental authority having jurisdiction over Seller's Premises that would have an adverse effect on Seller's ability to transfer the Conveyance Floor Area Development Rights and grant the Easement to Purchaser or Purchaser's ability to use the Conveyance Floor Area Development Rights or the Easement.

Seller shall promptly notify Purchaser after Seller has knowledge that any of Seller's representations and warranties become untrue.

(b) Purchaser represents and warrants to Seller as follows:.

(i) Purchaser is not a "foreign person" within the meaning of Section 1445 of the Code;

(ii) Purchaser has approved and authorized this Agreement the transaction described herein, and no other person's consent or approval is required; and each person executing and delivering this Agreement and all documents to be executed and delivered in connection herewith has the power and authority to execute and deliver same. Purchaser shall promptly notify Seller after Purchaser has knowledge that any of Purchaser's representations and warranties become untrue.

9.  Approvals;  Obligations  of Seller and Purchaser.  Purchaser  shall have the
    ------------------------------------------------
right prior to the Closing Date to make application to any governmental authority for such licenses, permits, approvals, certificates, rulings or amendments as are necessary, appropriate and/or desirable (collectively "Approvals") for the development on an "as of right basis" of the New Purchaser Building and the transfer and use of the Conveyance Floor Area Development Rights. Seller agrees, at Purchaser's sole cost and expense, to cooperate with Purchaser in all reasonable respects in the utilization by Purchaser of the Conveyance Floor Area Development Rights in connection with the development of the New Purchaser Building, to give all necessary consents in connection with the filing and prosecution of applications for the Approvals required therefore, and to execute such documents and applications and to furnish such information as may be reasonably requested by Purchaser in connection with such applications. Purchaser shall not apply for any variance from the use or bulk provisions of the Zoning Resolution or any special permit under the Zoning Resolution applicable to the New Purchaser Building without the prior written consent of Seller.

10. Seller's  Covenants.  Seller  covenants to Purchaser that from and after the
    -------------------
date hereof and continuing through the Closing Date, that subject to that certain lease (the "NYC Lease"), dated as of October 16, 2002, made by and
                     ----------
between Seller, as landlord and The City of New York, Department of Citywide Administrative Services Division of Real Estate Services:

(a) Seller shall not take or permit any action that would adversely affect the Conveyance Floor Area Development Rights, Seller's ability to transfer the Conveyance Floor Area Development Rights and grant the Easement to Purchaser or Purchaser's ability to use the Excess Development Rights and the Easement. Without limiting the generality of the foregoing, Seller shall not at any time prior to Closing, use, encumber, sell, lease or transfer the Subject Floor Area Development Rights, nor shall Seller take any action that results in the creation of a new Party in Interest, unless such new Party in Interest, at the time such interest is created, executes, acknowledges and delivers a Waiver to Seller and Purchaser for delivery to the Title Company at the Closing.

(b) Seller shall not subdivide Seller's Property into two or more zoning lots or combine the Seller's Property with a zoning lot other than the zoning lot in which the Purchaser's Property is located.

(c) Seller shall not apply for, or execute any documents consenting to, any changes in the provisions of the Zoning Resolution affecting the Seller's Property, other than as may be requested by Purchaser or as may be required by law.

11. Purchaser's Covenants. Purchaser covenants to Seller that from and after the
    ---------------------
date hereof and continuing through the Closing Date:

(a) Purchaser shall not subdivide Purchaser's Property into two or more zoning lots or combine the Purchaser's Property with a zoning lot other than the zoning lot in which the Purchaser's Property is located.

(b) Purchaser shall not apply for, or execute any documents consenting to, any changes in the provisions of the Zoning Resolution affecting the Purchaser's Property, other than as may be requested by Seller or as may be required by law.

12. Further Assurances. Seller and Purchaser shall upon the request of the other
    ------------------
party, from time to time, do such things and execute and deliver such instruments, agreements and documents which are necessary or convenient in order to evidence or confirm any of the agreements of the parties hereunder or to effectuate any of the provisions of this Agreement. The provisions of this
Section 12 shall survive the Closing.

13.  Condemnation.  If, prior to Closing,  any  governmental  authority or other
     ------------
entity having condemnation authority shall institute an eminent domain proceeding or give any notice of intent to institute such proceeding with regard to any portion of the Seller's Premises or the Conveyance Floor Area Development Rights that would materially affect the Conveyance Floor Area Development Rights or Seller's ability to transfer the Conveyance Floor Area Development Rights to Purchaser or grant the Easement to Purchaser, and the same is not dismissed in a final determination for which all appeal periods have passed on or before ten
(10) days prior to the Closing Date, then Seller shall promptly notify Purchaser thereof, and either Seller or Purchaser shall be entitled to terminate this Agreement on notice given to the other, in which event the Fund shall be promptly returned to Purchaser, and upon the return of the Fund, the parties hereto shall have no further obligations or liabilities to each other (other than those that are expressly stated to survive the termination of this Agreement). If this Agreement is not terminated pursuant to the foregoing sentence, then Purchaser may, at its election, purchase the Conveyance Floor Area Development Rights remaining after such condemnation in accordance with the provisions of this Agreement, but with a reduction in the Purchase Price equal to $79.71 for each square foot of Excess Floor Area Development Rights taken in such condemnation both Seller and Purchaser.

14. Casualty. This Agreement shall not be affected by any damage, by casualty or
    --------
otherwise, to the Seller's Property. In the event of a casualty or other damage to the Seller's Property, Seller shall promptly notify Purchaser thereof. Seller shall not use any of the Conveyance Floor Area Development Rights nor encroach into the Easement in the restoration, repair or replacement of the Seller's Property or rebuild or reconstruct the existing improvements on the Seller's Property in any manner that would decrease or otherwise affect, to Purchaser's detriment, the Conveyance Floor Area Development Rights or the Easement.

15. Taxes and Other  Costs.  All state,  city,  county and  municipal  transfer,
    ----------------------
documentary stamp, and other similar taxes and charges payable in connection with the transfer of the Conveyance Floor Area Development Rights and grant the Easement to Purchaser (including, without limitation, under the NYC Transfer Tax Law and the NYS Transfer Tax Law) shall be paid by Seller at the Closing. All state, city, county and municipal recording charges in connection with recording the Declaration, the ZLDA, and any required Waivers shall be paid by Purchaser at the Closing. The provisions of this Section 15 shall survive the Closing.

16.  Brokerage.  Each party hereto  represents and warrants to the other that it
     ---------
has not dealt with any broker or finder in connection with the transaction which is the subject of this Agreement. Purchaser and Seller each covenant and agree to indemnify and hold harmless the other from and against any and all claims, liabilities, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with any claim by any person claiming any fee or commission with respect to this Agreement, the negotiation of this Agreement or the transaction which is the subject of this Agreement based upon the acts of the indemnifying party. The provisions of this Section 16 shall survive the Closing or any termination of this Agreement.

17.  Default.  (a) If Purchaser  defaults in any of its  obligations  under this
     -------
Agreement, including without limitation, the failure, for any reason whatsoever, to pay the balance of the Purchase Price on or before the Closing Date, with time of the essence, then Seller's sole remedy shall be to terminate this Agreement and receive, as liquidated damages, all monies then held in the Fund. The parties hereto agree that the damages of Seller would be difficult or impossible to determine with mathematical precision and therefore the provisions of this Section 17 represent an agreed measure of damages and are not to be deemed a forfeiture or penalty. Upon delivery of the Fund to Seller, the parties hereto shall be relieved of all further obligations and liabilities under this Agreement.

     (b) In the event Seller shall be in default in its obligations under this Agreement and the Closing does not take place as a result thereof, then, as its sole and exclusive remedies, (x) Purchaser shall be entitled to terminate this Agreement, in which event the Fund will be promptly returned to Purchaser and, upon the return of the Fund, the parties hereto shall have no further obligations or liabilities to each other (other than those that are expressly stated to survive the termination of this Agreement); or (y) Purchaser may bring an action in specific performance to compel both the transfer of the Conveyance Floor Area Development Rights and the Easement and the performance by Seller of its obligations set forth in this Agreement, provided, however, if, despite Seller's commercially reasonably efforts, without the expenditure of funds other than administrative expenses, Seller is unable to deliver any required Waiver, Purchaser shall not have the right to bring an action for specific performance based solely on such failure.

18. Escrow.  The Fund shall be held in escrow by Escrow Agent in accordance with
    ------
the terms and conditions set forth below.

(a) Escrow Agent shall invest the Fund in savings accounts, treasury bills, certificates of deposit or in other money market instruments, and shall not be liable for any losses suffered in connection with any such investment. Any reasonable and customary out-of-pocket fees or charges incurred by the financial institution holding the Fund and in connection with such investment shall be paid out of the Fund after any payment required to be paid pursuant to Section 18(h) below, but before any other payments shall be required to be made from the Fund.

(b) After deducting any amounts pursuant to Section 18(a) above and any amounts due Escrow Agent hereunder pursuant to Section 18(h) below:

(i) the balance of the Fund shall be the property of and shall be paid over to:

(1) Seller, at the Closing, in accordance with the provisions hereof, or upon a default by Purchaser, beyond any applicable notice or cure periods, in any of its material obligations under this Agreement.

(2) Purchaser, if, prior to payment over to Seller as provided in clause (i) above, Purchaser shall be entitled to return of the Fund pursuant to the terms and conditions hereof; or

(3)  as may otherwise be provided in Section 18(c) below.

(c) Except in connection with the Closing hereunder as provided below, to obtain a payment of the Fund as provided above, a party ("Requesting
                                                                      ----------
     Party") shall  deliver or mail to Escrow Agent at 2 Park Avenue,  New York,
     -----
     New York 10016, Attention: Jeffrey H. Kaufman, Esq., and to the other party pursuant to Section 16 hereof, a notice that Requesting Party is entitled to a payment out of the Fund as provided above.

(d) If Escrow Agent does not receive a notice from the other party objecting to the payment of the Fund to Requesting Party within five (5) days of the delivery of such notice from Requesting Party, then Escrow Agent shall, after deducting any amounts pursuant to Section 18(a) above and any amounts due Escrow Agent pursuant to Section 18(h) hereunder, pay over the balance of the Fund to Requesting Party. If, within five (5) days after the delivery of such notice Escrow Agent shall have received a statement from the other party that Requesting Party is not entitled thereto pursuant to the provisions hereof, and directing Escrow Agent not to deliver to Requesting Party the balance of the Fund, then Escrow Agent shall, at its sole option, either:

(i) deliver to the court the balance of the Fund after first deducting any amounts pursuant to Section 18(a) above and any amounts due to Escrow Agent pursuant to Section 18(h) hereunder, or

(ii) retain the balance of the Fund until one of the following shall have occurred:

(A) The other party shall have failed within thirty (30) days after delivery or mailing, as the case may be, of Requesting Party's notice, to commence an action in a court of competent jurisdiction against Requesting Party to resolve why the Requesting Party shall not be entitled to the payment of the Fund. Such action shall be deemed to have been commenced by serving a summons and complaint on Requesting Party, and delivering to Escrow Agent a copy thereof, together with an affidavit of service within such thirty (30)-day period, in which event Escrow Agent shall, except to the extent provided below, pay over the Fund to Requesting Party;

(B) There shall have been served upon Escrow Agent an order or judgment duly entered in a court of competent jurisdiction setting forth the manner in which the Fund is to be paid out and delivered, in which event Escrow Agent shall, except to the extent provided below, deliver the balance of the Fund as set forth in such order or judgment; or

(C) The parties shall have delivered to Escrow Agent a statement executed by both of the parties setting forth the manner in which the Fund is to be paid out and delivered, in which event Escrow Agent shall, except to the extent provided below, deliver the balance of the Fund as set forth in such statement.

     Before making a payment pursuant to clauses (A), (B) and (C) above, Escrow Agent shall first deduct any amount pursuant to Section 18(a) above, and any amounts due Escrow Agent pursuant to Section 18(h) hereunder.

(e) Escrow Agent shall not be liable to either Seller or Purchaser in connection with its performance as Escrow Agent hereunder other than for its gross negligence or willful misconduct. Purchaser and Seller shall jointly and severally indemnify and hold harmless Escrow Agent from any and all claims, liabilities, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with the escrow (including, without limitation, the collection of any amounts due or payable to Escrow Agent), and any actions of Escrow Agent in connection therewith, other than Escrow Agent's gross negligence or willful misconduct. Seller and Purchaser shall each have the right to make a claim against the other to the extent that either Seller or Purchaser is required to indemnify and hold harmless Escrow Agent as provided above.

(f)  Upon delivery of the balance of the Fund as provided in Sections  18(b) and
     18(c)   above,   Escrow   Agent  shall  be   relieved  of  all   liability,
     responsibility or obligation with respect to or arising out of the Fund.

(g) Escrow Agent shall be entitled to rely upon the truth and accuracy of any statement from Purchaser or Seller without any independent investigation or verification by Escrow Agent.

(h) Escrow Agent shall be entitled to retain attorneys of its choice, including itself, in connection with any dispute regarding the disbursement of the Fund and to charge reasonable fees and disbursements of any such attorneys and any amounts due Escrow Agent under Section 18(d) above against the Fund, and, notwithstanding anything to the contrary contained herein, any such amounts shall be paid by Escrow Agent out of the Fund before any other payments shall be required to be made from the Fund. Escrow Agent shall be entitled to rely on advice of its attorneys, and Escrow Agent shall not be liable to either Purchaser or Seller for any action taken in good faith reliance on such advice.

(i) Escrow Agent may represent Purchaser in any dispute or action related hereto, including any litigation arising out of this Agreement.

(j)  Purchaser  represents that its tax identification  number is ________.

19. Notices. All notices and other communications required to be given hereunder
    -------
shall be in writing, signed by the party giving the same or by its attorneys, and shall be deemed to have been duly given if: (i) personally delivered with proof of delivery thereof, or (ii) delivered to an overnight delivery service with receipt for delivery, or (iii) three (3) days after the date deposited in the United States mail, postage prepaid, certified with return receipt requested, or (iv) transmitted by facsimile, provided that such facsimile transmission is confirmed within one Business Day thereafter in the manner set forth in either clause (i), (ii) or (iii) of this sentence; provided, however, that the time period in which a response to any such notice or other communication must be given shall commence on the date of receipt thereof.
Personal delivery to a party or to any officer, partner, member, agent or employee of such party at the address set forth herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any notice or other communication shall be addressed to the respective parties as follows:

                if to Purchaser:             A.P. Development L.L.C.
                                             c/o United Homes
                                             8720 139th Street
                                             Briarwood, New York 11435
                                             Attention:  Ron Hershco

                with copies to:              Lawrence I. Andelsman, P.C.
                                             114 Old Country Road
                                             Mineola, New York  11501
                                             Facsimile:

                                             Paul D. Selver, Esq.
                                             Paul Hastings Janofsky & Walker LLP
                                             75 East 55th Street
                                             New York, New York  10022
                                             Facsimile: (212) 230-7759
                if to Seller:                Elpans, LLC
                                             c/o One Liberty Properties, Inc.
                                             60 Cutter Mill Road
                                             Great Neck, New York 11021
                                             Attn: Jeffrey Fishman
                with a copy to:              Herrick, Feinstein LLP
                                             2 Park Avenue
                                             New York, New York 10016
                                             Attention: Jeffrey H. Kaufman, Esq.
                                             Facsimile: (212) 592-1500
                if to Escrow Agent:          Herrick, Feinstein, LLP
                                             2 Park Avenue
                                             New York, New York 10016
                                             Attention: Jeffrey H. Kaufman, Esq.
                                             Facsimile: (212) 592-1500

or to such other address or party as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address or addresses shall only be effective upon receipt.

     20.  Assignment.  This  Agreement  may not be  assigned  without  the prior
          ----------
written consent of the other party, except that Purchaser may assign its rights under this Agreement to an entity that is wholly owned by Ron Hershco and/or Dean Palin (or by another entity that is wholly owned by either or both of them) without first obtaining Seller's consent thereto, provided that (i) Purchaser gives Seller notice of such assignment and (ii) such assignee assumes all of the obligations and liabilities of Purchaser.

21.      Miscellaneous.
         -------------
(a) This Agreement (including the Exhibits hereto) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supercedes all prior understandings and may not be amended, supplemented, modified or cancelled except pursuant to the terms hereof or by an instrument in writing signed by the parties hereto.

(b) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and, subject to Section 20 above, assigns.

(c) If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. The parties shall use all reasonable efforts to replace the illegal, void or unenforceable provision by a valid and enforceable provision the effect of which is the closest possible to the intended effect of the illegal, void or unenforceable provision.

(d) The interpretation, enforcement and performance of this Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such State.

(e) The failure of any party hereto at any time to insist upon strict performance of or to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of any of such provisions or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(f) The section headings used herein are for reference purposes only and do not control or affect the meaning or interpretation of any term or provision hereof.

(g) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

(h) The representations, warranties and agreements of the parties contained herein are intended solely for the benefit of the party to whom such representations, warranties or agreements are made and the successors and assigns of such party, and shall confer no rights hereunder, whether legal or equitable, in any other party, and no other party shall be entitled to rely thereon.

     (i) Except as expressly provided or limited to the contrary herein or in any instrument delivered pursuant hereto, the representations, warranties, obligations, covenants, agreements, undertakings and indemnifications of the parties contained herein or in any instrument required to be delivered pursuant hereto shall not survive the Closing or termination of this Agreement (and, accordingly, no claim concerning the same may arise after the Closing or termination of this Agreement, as the case may be).

(j) This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both the Purchaser and Seller have contributed substantially and materially to the preparation of this Agreement.

(k) Each party hereby waives, irrevocably and unconditionally, trial by jury in any action brought on, under or by virtue of or relating in any way to this Agreement or any of the documents or certificates executed in connection herewith, the properties, or any claims, defenses, rights of set-off or other actions pertaining hereto or to any of the foregoing.

(l) It is understood that the terms and conditions of this Agreement shall be fully non-recourse to the parties hereto, other than their respective ownership rights in Seller's Premises, the Conveyance Floor Area Development Rights, and Purchaser's Premises.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first above written.

                              Seller:
                              Elpans LLC
                              By:   /ss/ Mark H. Lundy
                                    -------------------
                                    Name: Mark H. Lundy
                                    Title: Vice President of Member


                              Purchaser:
                              A.P. Development L.L.C.

                              By:   /ss/ Ron Hershco
                                    ----------------
                                    Name: Ron Herscho
                                    Title: Managing Member

The undersigned hereby agrees to hold the Fund in escrow in accordance with the provisions of Section 17 of this
Agreement:

HERRICK FEINSTEIN, LLP
By: /ss/ Jeffrey H. Kaufman
    ------------------------
     Jeffrey H. Kaufman
     Partner

                                    EXHIBIT A

                                Seller's Property







                                    EXHIBIT B

                              Purchaser's Property








                                    EXHIBIT C

                     Declaration of Zoning Lot Restrictions

                                    EXHIBIT D

                        Zoning Lot Development Agreement




                      ZONING LOT AND DEVELOPMENT AGREEMENT


     AGREEMENT made as of this __ day of June, 2005 (this "Agreement"), between Elpans, LLC a New York limited liability company, having an address at 60 Cutter Mill Road, Great Neck New York 11021 ("Seller") and A.P. Development L.L.C., a ______ limited liability company, having an address at 8720 139th Street, Briarwood, New York 11435 ("Developer").
                                R E C I T A L S:

A. Seller is the owner of certain land known by the street address 300 Gold Street, Brooklyn, New York, also known as Tax Lot __ in Block 133 on the Tax Map of the City of New York, County of Kings, more particularly described in Exhibit A annexed hereto and made a part hereof, together with the improvements thereon (said land being herein referred to as "Seller's Land," and said improvements, together with any future replacements thereof being herein referred to as "Seller's Building," and Seller's Land and Seller's Building being herein referred to as "Seller's Property").

B. Developer is the owner of certain lands adjacent to Seller's Land, known by the street address 147 Flatbush Avenue, Brooklyn,, New York, also known as Tax Lot 1 in Block 133 on the Tax Map of the City of New York, County of Kings, more particularly described in Exhibit B annexed hereto and made a part hereof, together with the improvements thereon (said land being herein referred to as "Developer's Land", said existing improvements being herein referred to as "Developers Existing Building", and Developer's Existing Building, together with any future replacements thereof or additions thereto whether made by Developer or Developer's successors or assigns, and including without limitation Developer's Proposed Building [as hereinafter defined], being herein referred to collectively as "Developer's Building").

C. Developer intends to demolish Developer's Existing Building and construct a new building or buildings and improvements upon all or a portion of Developer's Land (said new or buildings and improvements, together with any further replacements thereof or additions thereto whether made by Developer or Developer's successors or assigns, being herein referred to collectively as "Developer's Proposed Building" and Developer's Land and Developer's Building being herein referred to collectively as "Developer's Property").

D. Developer's Proposed Building will contain more Floor Area Development Rights (as hereinafter defined) than may be developed on Developer's Land so long as Developer's Land remains a single and separate zoning lot (as hereinafter defined); there are Floor Area Development Rights appurtenant to Seller's Land which are not used in Seller's Building as of the date hereof and are therefore available for transfer to the Developer's Land and use in Developer's Proposed Building; and, pursuant to the procedures established in Section 12-10 the Zoning Resolution (as hereinafter defined), Seller's unused Floor Area Development Rights may be transferred to Developer for use in Developer's Proposed Building through the merger of Seller's Land and Developer's Land in a single zoning lot (such single zoning lot being herein referred to as the "Combined Zoning Lot").

E. By execution as of the date hereof and contemporaneously herewith of a Declaration of Zoning Lot Restrictions substantially in the form annexed hereto as Exhibit C (the "Declaration"), Developer and Seller have utilized the procedure available pursuant to Section 12-10 of the Zoning Resolution to combine the Developer's Land and the Seller's Land so as to create a new, combined zoning lot (the "Combined Zoning Lot") for the purpose of making available the Seller Excess Floor Area Development Rights (as hereinafter defined) for incorporation into and use in Developer's Proposed Building;

F. Developer has caused all parties in interest (as hereinafter defined) to the Developer's Land and Seller has caused all parties in interest to Seller's Land, all as shown on the Parties-in-Interest Certification of ________________ Title Insurance Company, a copy of which is annexed hereto as Exhibit D, to join in the Declaration or to waive their respective rights to execute the Declaration; and

G. The parties hereto wish to set forth certain agreements with respect to their rights and obligations in and to the Combined Zoning Lot and other matters, and wish to provide to the maximum extent possible for each to exercise its rights in the future without having to seek any consent, approval or other action from the other.

     NOW THEREFORE, in consideration of the foregoing and Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                               CERTAIN DEFINITIONS

     Section 1.1 "Bonus Floor Area Development Rights" shall mean any bonus Floor Area Development Rights appurtenant to the Combined Zoning Lot which may be available for use in a building constructed thereon for inclusion in a building constructed thereon through the provision of an amenity or other public benefit on Developer's Land, elsewhere on the Combined Zoning Lot, or off the Combined Zoning Lot in accordance with the provisions of the Zoning Resolution; provided, however, that Bonus Floor Area Development Rights shall not include any Floor Area Development Rights pertaining to Seller's Property which arise or are created after December __, 2004 for any reason, including amendment to or revision of the Zoning Resolution.

     Section 1.2 "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to be closed in the State of New York.

     Section 1.3 "Developer Floor Area Development Rights" shall mean the Floor Area Development Rights appurtenant to the Developer Land as of the date hereof, together with the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights (both as defined herein) appurtenant to Seller's Land and Developer's Land.

     Section 1.4 "dwelling unit," "floor area," "floor area ratio," "lot coverage," "zoning lot," "parties in interest," "use" and "bulk" shall have the meanings set forth in Section 12-10 of the Zoning Resolution.

     Section 1.5 "Excess Floor Area Development Rights" shall mean all Floor Area Development Rights (other than Bonus Floor Area Development rights) pertaining to Seller's Land which are in excess of the Retained Floor Area Development Rights as of the date hereof, and accordingly, are available for transfer pursuant to the Zoning Resolution. The parties have agreed that the Excess Floor Area Development Rights include, without limitation, 138,500 square feet of floor area and 175 dwelling units.

     Section 1.6 "Floor Area Development Rights" shall mean the rights, as determined in accordance with the Zoning Resolution, which are appurtenant to a zoning lot, to develop such zoning lot by erecting thereon a structure or structures with a total floor area determined (i) by multiplying the area of the zoning lot by the maximum allowable floor area ratio for structures in the zoning district or districts in which such zoning lot is located, and (ii) any bulk and density rights permitted under the Zoning Resolution and which may be authorized to be developed by the appropriate agency of the City of New York from time to time.

     Section 1.7 "Governmental Agency" shall mean any public benefit corporation, commission, board, agency, or instrumentality of the United States, the State of New York and the City of New York, including without limitation the New York City Departments of Buildings, City Planning, Environmental Protection, and Housing Preservation and Development and the New York City Planning Commission, Board of Standards and Appeals and Landmarks Preservation Commission.

     Section 1.8 "Lease" shall mean that certain lease dated October 16, 2002 between Seller, as landlord, and The City Of New York, Department of Citywide Administrative Services, Division of Real Estate Services, as tenant.

     Section 1.9 "Retained Floor Area Development Rights" shall mean (i) all Floor Area Development Rights pertaining to Seller's Land that are utilized in the building and other improvements thereon, all as of the date hereof and (ii) all Floor Area Development Rights pertaining to Seller's Land which arise or are created after December __, 2004 and which, if they had arisen or were created on or before December __, 2004, would be Excess Floor Area Development Rights or Bonus Floor Area Development Rights.

     Section 1.10 Section 1.10 "Zoning Resolution" shall mean the Zoning Resolution of the City of New York, effective as of December 15, 1961, as amended from time to time.

                                   ARTICLE II

                 GRANT OF EXCESS DEVELOPMENT RIGHTS AND EASEMENT

     Section 2.1 Seller hereby grants, transfers and conveys to Developer, its successors and assigns, all of the Excess Floor Area Development Rights and all Bonus Floor Area Development Rights, to the extent permitted by applicable law, to have and to hold with the right to use or convey the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights. It is understood that the Bonus Floor Area Development Rights appurtenant to Seller's Land are being conveyed without any further compensation or consideration to Seller and that, in the event that Developer utilizes any of said Bonus Floor Area Development Rights, Developer shall be solely responsible for all expenses and obligations incurred in connection with generating and incorporating said Bonus Floor Area Development Rights into the Developer's Proposed Building. Accordingly, it is understood and agreed that neither Seller nor any person or entity claiming by, under or through Seller shall have any right, title or interest in or to the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights, and that Seller is retaining for its benefit, and Developer shall no rights in and to, the Retained Floor Area Development Rights.

     Section 2.2 Notwithstanding the provisions of Section 2.1 of this Agreement, (a) Seller shall not use any Retained Floor Area Development Rights in excess of the Floor Area Development Rights used in Seller's Building on the date hereof if such use adversely affects the availability to or use by Developer of all or any portion of the Excess Floor Area Development Rights or the Bonus Floor Area Development Rights, and Developer shall not use any Floor Area Development Rights in excess of the amount of Developer Floor Area Development Rights as of the date hereof if such use adversely affects the availability to or use by Seller of all or any portion of the Floor Area Development Rights used in Seller's Building on the date hereof.

     Section 2.3 Seller hereby grants, transfers and conveys to Developer an exclusive perpetual easement for light, air and view over and above Seller's Building (the "Easement") as hereinafter provided. Except as and to the extent required by the Lease and by applicable laws, rules and regulations and for the accommodation of available and commercially reasonable technology No building, structure, devices or equipment will be constructed, installed, altered, replaced or allowed on Seller's Property, at a height above the present height of the roof except for parapets, bulkheads,_________________________[LIST OTHER SPECIFIC STRUCTURES, DEVICES AND EQUIPMENT] as they now exist on Seller's Building as depicted on the survey annexed hereto as Exhibit E (the "Existing Survey") and as shown in the copies of photographs annexed hereto as Exhibit F (each being an "Existing Obstruction"); provided, that, except to the extent required to accommodate such available and commercially reasonable technology, any such permitted new, altered or replacement building, structure, device or equipment: (a) shall be of substantially the same or of lesser height than the Existing Obstruction it alters or replaces; (b) shall have substantially the same or a smaller footprint than the Existing Obstruction it alters or replaces;
(c) shall occupy substantially the same or a smaller volume of space than the Existing Obstruction it alters or replaces; and (d) shall be located in substantially the same location or more distant from Developer's Property than the Existing Obstruction it replaces.

                                  ARTICLE III

       CONSTRUCTION ON THE COMBINED ZONING LOT/COOPERATION OF THE PARTIES

     Section 3.1 Developer covenants that prior to the commencement of any demolition, construction and other work in connection with Developer's Proposed Building, Developer shall procure from a responsible insurance carrier liability insurance coverage, in an amount not less than Fifteen Million Dollars ($15,000,000), against the risk of physical damage to Seller's Property and personal injury and death from such work and maintain such insurance until the issuance of a temporary certificate of occupancy for Developer's Proposed Building. The foregoing insurance shall name Seller as additional insured (as its interest may appear). Upon request from Seller, Developer shall deliver certificate(s) of such insurance to Seller, which certificate(s) shall also provide that such policies shall not be canceled or terminated until at least twenty (20) days after notifying Seller of such cancellation or termination. If the liability insurance required to be procured by Developer pursuant to this
Section 3.1 is terminated or lapses for any reason, then Seller shall have the right to procure such liability insurance at the cost and expense of Developer, together with interest thereon at a rate equal to the prime rate from time to time at Citibank, N.A. plus 3% (the "Interest Rate").

     Section 3.2 In connection with any work on Developer's Property (including, without limitation, the construction of Developer's Proposed Building), Developer shall, at its sole cost and expense, observe strictly and punctually the obligations set forth in subdivisions (a) to (e) inclusive:

     (a) Use and cause all persons and entities and their respective employees or subcontractors performing work at or supplying materials to Developer's Property to use such means of demolition, excavation and construction and procedures therefor as are commercially reasonable to protect against any physical damage to Seller's Building or to the utilities serving Seller's Property;

     (b) Use and cause all persons and entities and their respective employees or subcontractors performing work at or supplying materials to Developer's Property to use such commercially reasonable means of demolition, excavation and construction and procedures therefor as may be required so that the work will not prevent, unreasonably interfere with, disrupt, or obstruct the present use of Seller's Property;

     (c) Comply with all applicable codes and laws with respect to (i) protection against physical damage to Seller's Building or to utilities serving Seller's Property; (ii) protection against unreasonable material disruption or interference with the use of or access to Seller's Property; and (iii) the making of repairs to Seller's Property or to utilities serving Seller's Property in the event of any physical damage thereto; and

     (d) If notwithstanding the foregoing provisions, Developer damages Seller's Building or the utilities serving Seller's Property in connection with the demolition, excavation, construction or other work on Developer's Property, including, without limitation, the construction of Developer's Proposed Building, Seller may repair or remedy such damage at the sole cost and expense of Developer as provided below. Seller shall promptly give notice to Developer of any such damage so that Developer or its insurance agent or adjuster may inspect any such damage. If Seller incurs any costs and expenses in connection with the repair and restoration of any damage to Seller's Building or the utilities serving Seller's Property caused by Developer, then within thirty (30) days after demand (which demand shall include reasonable documentation evidencing the costs and expenses incurred by Seller), Developer shall pay to Seller or shall cause its insurance carrier to pay to Seller any and all reasonable out-of-pocket costs and expenses incurred by Seller, together with interest thereon from and after the due date at the Interest Rate until paid in full. In no event shall Seller be responsible for the payment of any deductible to any insurance carrier of Developer. As used in this Section 3.2(d), the terms "Seller's Building" and "Seller's Property" shall include, without limitation, all interior as well as structural and exterior portions of Seller's Building, all vaults under the sidewalks adjacent to Seller's Land, and all fixtures, installations and items of personal property that are at anytime located within, or are at any time on or attached to, the exterior of Seller's Building.

     Section 3.3 Developer and Seller agree that Developer shall have the rights set forth in this Section 3.3 during the construction of Developer's Proposed Building.

     (a) As Developer desires to provide for the safety of the occupants the Seller's Property, and the protection of property of all parties during the construction of the Developer's Proposed Building, Seller hereby grants to Developer certain easements of access onto Seller's Property (the "Seller's Construction Easements") for (i) the attachment of foundation and building supports and shoring to and bracing Seller's Building; (ii) the erection of a scaffold as required by the Building Code of the New York City ("Building Code"), a sidewalk bridge as required by the Building Code or such other temporary structure over the roof, facade and other portions of Seller's Building as is necessary to protect such building from debris during the construction of the Developer's Proposed Building, including access by personnel only (and not by construction or protection materials, construction equipment or tools other than small, handheld tools) to the interior of the Seller's Building for purposes of installing, maintaining and removing protection on the roof of the Seller's Building; and (iii) the maintenance, repairing and replacement of such attachments; and (iv) the conduct of a "Preconstruction Survey" to document, by use of photography or video and other means, existing conditions; provided same shall not involve any invasive testing, borings, or samplings, at such time as may be reasonably agreed upon by Developer and Seller.

     (b) In connection with and during the construction of Developer's Proposed Building, Developer may desire to install scaffolding and/or hang rigging on or in the airspace above Seller's Building. Seller hereby consents to such activity and grants Developer a license to utilize the roof of and the airspace above Seller's Building; provided that (i) Developer shall give Seller ten (10)
Business Days notice of its intent to do so and otherwise comply with the provisions of Section 3.3 (c) of this Agreement in connection therewith.

     (c) Developer shall provide construction protection to Seller's Building, shall exercise the Seller's Construction Easements and shall install scaffolding and/or hang rigging pursuant to Section 3.3(b) of this Agreement: (i) in accordance with all applicable legal requirements and in a prompt, safe and efficient manner; (ii) in a manner so as not to unreasonably interfere with the structural integrity and the use, occupancy or enjoyment of the Seller's Building, (iii) taking such precautions as may be necessary or appropriate to prevent damage to adjacent or adjoining property; and (iv) in accordance with good construction practices and in a manner customary for such improvements or work.

     (d) In connection with, and during the construction of the Developer's Proposed Building, Developer intends to operate a crane or like equipment on Developer's Land or the street or sidewalk adjacent to Developer's Land, which may, from time to time, encroach upon the Seller's Property and/or the air space above the Seller's Building. Seller hereby consents to such encroachment; provided that Developer gives Seller ten (10) days notice prior to operating such crane and provided that the crane or other equipment, (i) shall be operated in a good and workmanlike manner and in accordance with all applicable legal requirements (including, without limitation, the obtaining of and compliance with all required permits and other governmental approvals), (ii) shall not touch the Seller's Building, and (iii) shall not block or unreasonably interfere with any means of ingress to or egress from Seller's Building. Developer shall remove the crane or other equipment from Developer's Land or the street or sidewalk adjacent thereto at its sole cost and expense as soon as reasonably practicable after completion of construction of the Developer's Proposed Building.

     (e) It is understood and agreed that the agreements and undertakings of Seller in this Section 3.3 are subject to the provisions of the Lease and that Seller shall not be deemed in default hereof because it is unable to provide any one or more of the easements described herein if the Lease does not permit Seller to grant such easement(s) so long as Seller has made commercially reasonable efforts to persuade its tenant under the Lease to cooperate in providing such easement(s) and/or made commercially reasonable efforts to devise alternative means of providing them.

     Section 3.4 Seller covenants that prior to the commencement of any demolition, construction and other work in connection with the alteration or replacement of Seller's Building, Seller shall procure from a responsible insurance carrier liability insurance coverage, in an amount not less than and amount equal to the product of Fifteen Million Dollars ($15,000,000) multiplied by the increase in the Consumer Price Index for all urban consumers in the New York-New Jersey-Long Island Metropolitan Statistical Area (or, if such index is no longer published, a mutually acceptable index) between December 2004 and the date on which Seller files an application for such alteration or replacement, against the risk of physical damage to Developer's Property (including without limitation Developer's Proposed Building) and personal injury and death from such work and maintain such insurance until the issuance of a new or amended temporary certificate of occupancy such alteration or replacement. The foregoing insurance shall name Developer as additional insured (as its interest may appear). Upon request from Developer, Seller shall deliver certificate(s) of such insurance to Developer, which certificate(s) shall also provide that such policies shall not be canceled or terminated until at least twenty (20) days after notifying Developer of such cancellation or termination. If the liability insurance required to be procured by Seller pursuant to this Section 3.1 is terminated or lapses for any reason, then Developer shall have the right to procure such liability insurance at the cost and expense of Seller, together with interest thereon at a rate equal to the Interest Rate.

     Section 3.5 In connection with any work on Seller's Property (including, without limitation, the alteration or replacement of Seller's Building), Seller shall, at its sole cost and expense, observe strictly and punctually the obligations set forth in subdivisions (a) to (e) inclusive:

     (a) Use and cause all persons and entities and their respective employees or subcontractors performing work at or supplying materials to Seller's Property to use such means of demolition, excavation and construction and procedures therefor as are commercially reasonable to protect against any physical damage to Developer's Building or to the utilities serving Developer's Property;

     (b) Use and cause all persons and entities and their respective employees or subcontractors performing work at or supplying materials to Seller's Property to use such commercially reasonable means of demolition, excavation and construction and procedures therefor as may be required so that the work will not prevent, unreasonably interfere with, disrupt, or obstruct the use of Developer's Property;

     (c) Comply with all applicable codes and laws with respect to (i) protection against physical damage to Developer's Building or to utilities serving Developer's Property; (ii) protection against unreasonable material disruption or interference with the use of or access to Developer's Property; and (iii) the making of repairs to Developer's Property or to utilities serving Developer's Property in the event of any physical damage thereto; and

     (d) If notwithstanding the foregoing provisions, Seller damages Developer's Building or the utilities serving Developer's Property in connection with demolition, excavation, construction or other work on Seller's Property, including, without limitation, the alteration or replacement of Seller's Building, Developer may repair or remedy such damage at the sole cost and expense of Seller as provided below. Developer shall promptly give notice to Seller of any such damage so that Seller or its insurance agent or adjuster may inspect any such damage. If Developer incurs any costs and expenses in connection with the repair and restoration of any damage to Developer's Building or the utilities serving Developer's Property caused by Seller, then within thirty (30) days after demand (which demand shall include reasonable documentation evidencing the costs and expenses incurred by Developer), Seller shall pay to Developer or shall cause its insurance carrier to pay to Developer any and all reasonable out-of-pocket costs and expenses incurred by Developer, together with interest thereon from and after the due date at the Interest Rate until paid in full. In no event shall Developer be responsible for the payment of any deductible to any insurance carrier of Seller. As used in this Section
3.5 (d), the terms "Developer's Building" and "Developer's Property" shall include, without limitation, all interior as well as structural and exterior portions of Developer's Building, all vaults under the sidewalks adjacent to Developer's Land, and all fixtures, installations and items of personal property that are at anytime located within, or are at any time on or attached to, the exterior of Developer's Building.

     Section 3.6 Developer and Seller agree that Seller shall have the rights set forth in this Section 3.6 during the alteration or replacement of Seller's Building.

     (a) As Seller desires to provide for the safety of the occupants the Developer's Property, and the protection of property of all parties during the alteration or replacement of the Seller's Building, Developer hereby grants to Seller certain easements of access onto Developer's Property (the "Developer's Construction Easements") for (i) the attachment of foundation and building supports and shoring to and bracing Developer's Building; (ii) the erection of a scaffold as required by the Building Code of the New York City ("Building Code"), a sidewalk bridge as required by the Building Code or such other temporary structure over the roof, facade and other portions of Developer's Building as is necessary to protect such building from debris during the alteration or replacement of Seller's Building, including access by personnel only (and not by construction or protection materials, construction equipment or tools other than small, handheld tools) to the interior of the Developer's Building for purposes of installing, maintaining and removing protection on the roof of the Developer's Building; and (iii) the maintenance, repairing and replacement of such attachments; and (iv) the conduct of a "Preconstruction Survey" to document, by use of photography or video and other means, existing conditions; provided same shall not involve any invasive testing, borings, or samplings, at such time as may be reasonably agreed upon by Developer and Seller.

     (b) In connection with and during the alteration or replacement of Seller's Building, Seller may desire to install scaffolding and/or hang rigging on or in the airspace above Developer's Building. Developer hereby consents to such activity and grants Seller a license to utilize the roof of and the airspace above Developer's Building; provided that (i) Seller shall give Developer ten
(10) Business Days notice of its intent to do so and otherwise comply with the provisions of Section 3.6 (c) of this Agreement in connection therewith.

     (c) Seller shall provide construction protection to Developer's Building, shall exercise the Seller's Construction Easements and shall install scaffolding and/or hang rigging pursuant to Section 3.6(b) of this Agreement: (i) in accordance with all applicable legal requirements and in a prompt, safe and efficient manner; (ii) in a manner so as not to unreasonably interfere with the structural integrity and the use, occupancy or enjoyment of the Developer's Building, (iii) taking such precautions as may be necessary or appropriate to prevent damage to adjacent or adjoining property; and (iv) in accordance with good construction practices and in a manner customary for such improvements or work.

     (d) In connection with, and during the alteration or replacement of Seller's Building, Seller may operate a crane or like equipment on Seller's Land or the street or sidewalk adjacent to Seller's Land, which may, from time to time, encroach upon the Developer's Property and/or the air space above the Developer's Building. Developer hereby consents to such encroachment; provided that Seller gives Developer ten (10) days notice prior to operating such crane and provided that the crane or other equipment, (i) shall be operated in a good and workmanlike manner and in accordance with all applicable legal requirements (including, without limitation, the obtaining of and compliance with all required permits and other governmental approvals), (ii) shall not touch the Developer's Building, and (iii) shall not block or unreasonably interfere with any means of ingress to or egress from Developer's Building. Seller shall remove the crane or other equipment from Seller's Land or the street or sidewalk adjacent thereto at its sole cost and expense as soon as reasonably practicable after completion of alteration or replacement of Seller's Building.

     (e) It is understood and agreed that the agreements and undertakings of Developer in this Section 3.6 are subject to the provisions of any leases or other occupancy agreements affecting Developer's Property as of the period during which Seller is altering or replacing Seller's Building and that Developer shall not be deemed in default hereof because it is unable to provide any one or more of the easements described herein if any of such leases or occupancy agreements does not permit Developer to grant such easement(s) so long as Developer has made commercially reasonable efforts to persuade its tenant(s) or occupant(s) under such leases or occupancy agreements to cooperate in providing such easement(s) and/or made commercially reasonable efforts to devise alternative means of providing them.

     Section 3.7 (a) Developer shall indemnify and hold the Seller harmless from and against any and all costs, losses, liabilities and claims (including reasonable attorneys' fees and expenses) for injury or death to persons or damage to property arising out of any work on Developer's Property and the construction of Developer's Proposed Building.

     (b) Seller shall indemnify and hold Developer harmless from and against all costs, losses, liabilities and claims (including reasonable attorneys fees and expenses) for injury or death to persons or damage to property arising out of any work on Seller's Property and Seller's Building, including any Alteration or Rebuilding (both as hereinafter defined) thereof.

     Section 3.8 (a) Seller covenants and agrees that no new buildings, improvements, alterations or additions ("Alterations") shall be constructed or allowed to exist on Seller's Property, and no reconstruction, replacement, or rebuilding ("Rebuilding"), whether following a casualty or otherwise, shall be undertaken of the Seller's Building if such Alteration or Rebuilding or any portion thereof (i) creates a non-compliance with any requirement of the Zoning Resolution, the Building Code or any other applicable laws in effect at the time of such Alteration or Rebuilding, (ii) utilizes any Floor Area Development Rights in excess of the Retained Floor Area Development Rights, or (iii) encroaches into the Easement.

     (b) Seller covenants and agrees not to create or permit to exist, a violation of the Zoning Resolution or any building code, fire code, or other law, ordinance or regulation in effect with respect to Seller's Property which would (a) materially delay, hinder or prevent issuance of a building or other work permit or a Certificate of Occupancy for the Developer's Proposed Building or any other building existing or to be constructed on Developer's Land, (b) prevent the issuance of a building permit or any other permit or approval required by law to alter, repair, maintain, build or rebuild any building on the Combined Zoning Lot, or (c) create a new, or increase any existing, non-conforming use or non-compliance under the Zoning Resolution with respect to the Seller's Property (any one of which shall be a "Violation").

     (i) If at any time hereafter there exists any Violation on the Seller's Property, Seller shall commence a cure within thirty (30) days after receiving notice of the same from Developer, and shall proceed diligently and continuously to make all reasonable efforts to cure, remove and discharge of record the same as rapidly as possible.

     (ii) In the event that the Seller does not commence such cure and proceed diligently and continuously with such cure as required by this Section 3.5, Developer shall have the right to cure such Violation at the expense and for the account of Seller (and, if necessary, in the name of Seller) and Seller will execute and deliver such documents as may be required in connection therewith, it being agreed that Developer shall have a license to have access to Seller's Property for the purpose of effecting such cure; provided however Developer covenants and agrees that such access and cure (i) shall only occur after notice to Seller, (ii) except in the event of an emergency as reasonably determined by Developer, shall only occur at reasonable times, and (iii) shall not unreasonably interfere with Seller's use and occupancy of Seller's Building; and provided, further, that during the period of such access and cure, Developer shall procure and maintain liability insurance, naming Seller (and any mortgagee of Seller's Property of which Developer has notice) as an additional insured, in the form and in the amount customarily carried in connection with the access and cure of such Violation. In addition, Developer may, at its option, maintain any action permitted at law or in equity or by statute against Seller with respect to such Violation, including, without limitation, an action for injunctive relief to compel Seller to cure such Violation.

     (iii) If Developer is compelled or elects to expend any sum of money or do any acts which require the payment of money by reason of complying with, remedying or curing a Violation on the Seller's Property, Seller shall, upon demand, promptly reimburse Developer all such sums together with interest thereon at the prime rate of Citibank, compounded monthly, from the date of such expenditure. Such expenses shall be limited to reasonable and customary third-party expenses which are necessary to cure such Violations. Seller reserves the right to contest such Violations and reserves the right to contest any expenditures made by Developer to cure such Violations.

     Section 3.9 (a) Developer covenants and agrees that no Alterations shall be constructed or allowed to exist on the Developer's Property, and no Alteration or Rebuilding of the Developer's Proposed Building, whether following a casualty or otherwise, shall be undertaken if such Alteration or Rebuilding (i) creates a non-compliance with any requirement of the Zoning Resolution, the Building Code or any other applicable laws in effect at the time of such Alteration or Rebuilding that materially affects the Seller's Property or Seller's rights as set forth in this Agreement, or (ii) utilizes any of the Retained Floor Area Development Rights.

     (b) Developer covenants and agrees not to create or permit to exist a Violation with respect to the Developer's Property.

(i) If at any time hereafter there exists any Violation on the Developer's property, Developer shall commence a cure within thirty (30) days after receiving notice of the same from Seller and shall proceed diligently and continuously to make all reasonable efforts to cure, remove and discharge of record the same as rapidly as possible.

(ii) In the event that Developer does not commence such cure and proceed diligently and continuously with such cure as required by this Section 3.6, Seller shall have the right to cure such Violation at the expense and for the account of Developer (and if necessary, in the name of Developer) and Developer will execute and deliver such documents as may be required in connection therewith, it being agreed that Seller shall have a license to have access to the Developer's Property for the purpose of effecting such cure; provided however Seller covenants and agrees that such access and cure (i) shall only occur after notice to Developer, (ii) except in the event of an emergency as reasonably determined by Seller, shall only occur at reasonable times, and (iii) shall not unreasonably interfere with Developer's use and occupancy of the Developer's Proposed Building; and provided, further, that during the period of such access and cure, Seller shall procure and maintain liability insurance, naming Developer (and any mortgagee of the Developer's Property of which Seller has notice) as an additional insured, in the form and in the amount customarily carried in connection with the access and cure of such Violation. In addition, Seller may, at its option, maintain any action permitted at law or in equity or by statute against Developer with respect to such Violation , including, without limitation, an action for injunctive relief to compel Developer to cure such Violation.

(iii) If Seller is compelled or elects to expend any sum of money or do any acts which require the payment of money by reason of complying with, remedying or curing a Violation on the Developer's Property, Developer shall, upon demand, promptly reimburse Seller all such sums together with interest thereon at the prime rate of Citibank, compounded monthly, from the date of such expenditure. Such expenses shall be limited to reasonable and customary third party expenses which are necessary to cure such Violations. Developer reserves the right to contest such Violations and reserves the right to contest any expenditures made by Seller to cure such Violations.

     Section 3.10 Except to comply with the applicable requirements of any Governmental Agencies to note and effectuate the Combined Zoning Lot, Developer and Seller agree that construction plans and specifications for, and applications for certificates of occupancy of, any building on Developer's Land shall be separate and independent from those for any building on Seller's Land and that construction plans and specifications for, and applications for certificates of occupancy of, any building on Seller's Land shall be separate and independent from those for any building on Developer's Land; and that any such plans, specifications and applications shall be so filed with the Department of Buildings of the City of New York, as to obtain separate "new building" and/or "alteration" numbers.

     Section 3.11 Seller and Developer agree that for real property tax purposes Seller's Property and Developer's Property shall be, and shall continue to be treated as, separate and independent lots, plots and parcels. Seller and Developer expect that the assessed valuation of, and the taxes imposed against, Seller's Property and Developer's Property shall be determined on a basis which treats Seller's Property and Developer's Property as separate and independent tax lots and which may incorporate within Developer's Property the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights conveyed to Developer under this Agreement. Developer agrees, at its sole cost, to promptly make all applications required, if and to the extent so required, to cause Developer's Property (including, without limitation, Developer's Proposed Building, the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights) and Seller's Property to continue to be treated as separate tax lots or, if they are merged into one tax lot, to obtain an apportionment of the taxes and tax lien between Developer's Property (including the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights) and Seller's Property. Each party agrees hereafter to execute such documents as may reasonably be required in support of the separateness of Seller's Property and Developer's Property as tax lots, or if they should not be classified by applicable government authority as separate tax lots, in support of an apportionment of the taxes and tax lien between Seller's Property and Developer's Property, taking into account the acquisition by Developer of the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights; provided that all costs and expenses in connection with the apportionment of such taxes shall be the responsibility of Developer. Seller and Developer also agree that they will not hereafter do anything to oppose either such separate tax lots or such apportionments of taxes and tax liens.

     Section 3.12 Developer and Seller agree, each with the other, that they will cooperate with each other in all reasonable respects to carry out the intent of the foregoing paragraphs and that further they will cooperate with each other in the future use and development of the Combined Zoning Lot so that each of them can utilize its rights under this Agreement. Without limiting the generality of the foregoing, Seller and Developer agree that each shall consent to, authorize or join in any application or applications which either may deem necessary or desirable to any Governmental Agency (each, an "Application") and, upon the request of the other, furnish the party making such request with all additional consents, information, documents and instruments required to effectuate the conveyance and use of the Excess Floor Area Development Rights, the Bonus Floor Area Development Rights and the Easement as provided in this Agreement and to gain approval of each such Application. Unless otherwise specifically set forth herein, the party making the request shall pay the other party's reasonable costs or expenses in furnishing such applications, consents, information, documents and other instruments.

     Section 3.13 Developer and Seller agree that neither shall make any application to any Governmental Agency which would reasonably be anticipated to affect rights of the other party as a participant in the Combined Zoning Lot without prior written notice to such other party.

     Section 3.14 Notwithstanding anything herein to the contrary, Developer and Seller acknowledge and agree that this Agreement and the Declaration are intended solely to create the Combined Zoning Lot, to transfer to Developer the Excess Floor Area Development Rights and the Bonus Floor Area Development
Rights, to grant to Developer the Easement, to regulate the rights and obligations of the parties hereto and to impose the restrictions upon Seller's Property as set forth in Article 1 hereof, and that, except as herein specifically set forth, each party hereto retains full ownership and control over its own property.

     Section 3.15 (a) If, following a validly enacted amendment of the Zoning Resolution reducing the Floor Area Development Rights ascribable to the Combined Zoning Lot (a "Downzoning"), only one of the buildings on the Combined Zoning Lot suffers a casualty and cannot lawfully be restored to its former bulk, then any Rebuilding of such building undertaken on the Premises shall be limited to the lesser of (i) the Floor Area Development Rights allocated to the Land on which the building that suffered the casualty was formerly situated or (ii) the amount of Floor Area Development Rights available at such time which would not reduce or otherwise adversely affect the Floor Area Development Rights incorporated into or attributable to any other buildings on the Combined Zoning Lot which did not suffer any casualty.

     (b) If, following a Downzoning, more than one of the Buildings on the Combined Zoning Lot suffers a casualty and such Buildings cannot be lawfully restored to their former bulk, then any Rebuilding undertaken on the Combined Zoning Lot shall be limited by such Downzoning such that each parcel of Land shall be entitled to its pro rata share of the Floor Area Development Rights (exclusive of any Bonus Floor Area Development Rights) available after taking into account any buildings remaining on the Combined Zoning Lot following such casualty. The pro rata share of Floor Area Development Rights for each parcel of land shall be determined by multiplying the Floor Area Development Rights
(exclusive of Bonus Floor Area Development Rights) then unused on the Combined Zoning Lot by a fraction that has a denominator equal to the Floor Area Development Rights (exclusive of Bonus Floor Area Development Rights) appurtenant to the Combined Zoning Lot as of the date of this Agreement and has a numerator equal to either the Developer Floor Area Development Rights (to determine Developer's pro rata share) or the Floor Area Development Rights utilized in Seller's Building as of the date hereof (to determine Seller's pro rata share). Developer shall have the right to utilize any Bonus Floor Area Development Rights then available for use in addition to its pro rata share.

     (c) If a validly enacted amendment of the Zoning Resolution increases the Floor Area Development Rights ascribable to the Combined Zoning Lot or any portion thereof (an "Upzoning"), then Seller shall be entitled to any additional Floor Area Development Rights ascribable to the Seller's Property and Developer shall be entitled to any additional Floor Area Development Rights ascribable to the Developer's Property.

     Section 3.16 Seller agrees to cause the Certificate of Occupancy for the Seller's Building to be amended so as to indicate the existence or future existence of the Combined Zoning Lot, provided that (i) the application therefore shall be prepared by Developer at Developer's expense and forwarded to Seller for Seller's execution and (ii) Developer shall pay any permit or application fees imposed on such application. In the event that Developer has forwarded such application for a change in Certificate of Occupancy to Seller and Seller has not executed such applications within ten (10) Business Days of receipt thereof, then Developer shall have the right to make such application in its own name, on behalf of Seller and to execute and deliver to the agency reviewing such application a statement stating that the Developer is authorized to file such application on behalf of Seller.

     Section 3.17 In compliance with Section 13 of the Lien Law, Seller covenants that it will receive consideration for the conveyance of the Excess Development Rights under this Agreement and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of Seller's Building and will apply the same first to the payment of the cost of Seller's Building before using any part of the total of the same for any other purpose.

                                   ARTICLE IV

                                    REMEDIES

     Section 4.1 The parties hereto agree that in the event of any breach or threatened breach of this Agreement by any party, the non-defaulting party shall have the right to any remedy available at law or equity, including, without limitation, injunctive relief, provided that neither party shall have the right to terminate this Agreement or the Declaration without the written consent of the other party. In any action or proceeding brought under or pursuant to this Agreement, the losing party shall pay the reasonable legal fees and other expenses of the prevailing party upon receipt of a bill or statement to the other party therefor.

     Section 4.2 Notwithstanding anything to the contrary contained herein, Developer shall look only to Seller's interest in Seller's Property (or the proceeds thereof) and Seller shall look only to Developer's interest in Developer's Property (or the proceeds thereof) for the satisfaction of the remedies of Developer or Seller, as the case may be, for the collection of a judgment (or other judicial process) requiring the payment of money by the other party in the event of any default hereunder by such other party, and no other property or assets of either party or its principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the other party's remedies hereunder. Notwithstanding the foregoing provisions of this Section, however, Seller and Developer each reserve the right to the remedies of specific performance and injunction.

                                   ARTICLE V

                                  MISCELLANEOUS

     Section 5.1 Except as stated in this Agreement, the exhibits and schedules annexed hereto, this Agreement contains all the promises, agreements, conditions, inducements and understandings between parties relative to the matters stated herein and therein, and there are no oral promises, agreements, conditions, understandings, inducements, warranties or representations, expressed or implied, between the parties other than as set forth herein and therein. This Agreement may not be modified, amended, changed or terminated orally, but only by an instrument signed by both parties hereto.

     Section 5.2 The Article headings are inserted for convenience only and shall not affect the construction of this Agreement.

     Section 5.3 All of the grants, interests, covenants, agreements and conditions contained in this Agreement: (i) shall run with the lands and buildings affected; (ii) shall, subject to the provisions of this Agreement, inure to the benefit of and be binding upon each party to this Agreement and such party's successors and assigns as long as they respectively have any interest in Seller's Property or Developer's Property, as the case may be; and
(iii) shall, to the extent rights hereunder are assigned to the holder of any mortgage encumbering Developer's Property or Seller's Property, or any interest therein, be enforceable by such holder or any assignee thereof after default under any such mortgage.

     Section 5.4 Notwithstanding anything herein to the contrary, the respective interests of Seller and Developer shall not merge or be deemed to have been merged hereunder or otherwise by reason of the common ownership of Developer's Property and Seller's Property.

     Section 5.5 This Agreement shall be recorded in the Conveyances Section of the Office of the City Register for New York County.

     Section 5.6 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of law.

     Section 5.7 Any failure by a party hereto (collectively and/or individually referred to as the "non-waiving party") to insist upon the strict performance by the other party hereto of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions hereof, and the non-waiving party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance by the other party of any and all of the provisions of this Agreement to be performed by the other party.

     Section 5.8 All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require. The terms "herein," "hereof," or "hereunder" or similar terms used in this Agreement refer to this entire Agreement and not to the particular provision in which the term is used unless a contrary intent is expressly set forth.

     Section 5.9 This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     Section 5.10 No breach by any party to this Agreement of this Agreement or any agreement ancillary hereto shall have any effect on the treatment of the Combined Zoning Lot as one zoning lot for purposes of the Zoning Resolution, and the Combined Zoning Lot shall be treated as one zoning lot unless and until such zoning lot is hereafter subdivided in accordance with the provisions of the Zoning Resolution and this Agreement.

     Section 5.11 Seller agrees, to execute, acknowledge and deliver such further instruments, and take such other or further actions as may be reasonably required in order for Developer to incorporate the Excess Floor Area Development Rights and the Bonus Floor Area Development Rights appurtenant to Seller's Land into the Developer's Proposed Building.

     Section 5.12 The parties executing this Agreement agree that any party who shall acquire any interest whatsoever in the Combined Zoning Lot, whether from a party hereto or its legal representatives, successors or assigns, shall be bound by and subordinate to the provisions of this Agreement, and any future modifications hereto without having executed such future modifications, to the same extent that it would have been had it been a signatory to this Agreement, or any such future modifications thereto.

                                   ARTICLE VI
                                     NOTICES


     Section 6.1 All notices and other communications required to be given hereunder shall be in writing, signed by the party giving the same or by its attorneys, and shall be deemed to have been duly given if: (i) personally delivered with proof of delivery thereof, or (ii) delivered to an overnight delivery service with receipt for delivery, or (iii) deposited in the United States mail, postage prepaid, certified with return receipt requested, or (iv) transmitted by facsimile, provided that such facsimile transmission is confirmed within one business day thereafter in the manner set forth in either clause (i),
(ii) or (iii) of this sentence; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof. Notwithstanding the foregoing, any notice required to be given to Developer in accordance with this Agreement, shall not be deemed to have been given unless such notice has been sent in the manner set forth in clause (iii) above (unless such manner is no longer available). Personal delivery to a party or to any officer, partner, member, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept, or inability to deliver because of changed address of which no notice has been received, shall also constitute receipt. Any notice or other communication shall be addressed to the respective parties as follows:
         if to Seller:                ELPANS, LLC
                                      c/o One Liberty Properties, Inc.
                                      60 Cutter Mill Road
                                      Great Neck, New York 11021
                                      Attention: Jeffrey Fishman

         with copy to:                Herrick, Feinstein LLP
                                      2 Park Avenue
                                      New York, New York  10016
                                      Attention: Jeffrey H. Kaufman, Esq.

         if to Developer:             A.P. Development L.L.C.
                                      c/o United Homes
                                      8720 139th Street
                                      Briarwood, New York 11435
                                      Attention:  Ron Hershco

         with copies to:              Lawrence I. Andelsman, P.C.
                                      114 Old Country Road
                                      Mineola, New York  11501
                                      Attention:  Lawrence I. Andelsman, Esq.

                                      Paul D. Selver, Esq.
                                      Paul, Hastings, Janofsky &
                                      Walker, LLP
                                      75 East 55th Street
                                      New York, New York 10022

                                  ARTICLE VII

                              ESTOPPEL CERTIFICATES

     Section 7.1 Upon the reasonable request from Seller (but not more than twice in a one (1) year period), Developer shall, within twenty (20) days of such request from Seller, furnish to Seller or Seller's designee a written statement, stating the following: (i) that this Agreement is then in full force and effect; (ii) that this Agreement has not been modified or amended by the parties hereto (or if modified or amended, setting forth all such modifications and amendments); (iii) whether or not Developer has served any written notice of default to Seller under this Agreement (and if served, whether or not such default remains uncured); and (iv) that the written statement may be relied upon by said designee.

     Section 7.2 Upon the reasonable request from Developer (but not more than twice in a one (1) year period), Seller shall, within twenty (20) days of such request from Developer, furnish to Developer or Developer's designee a written statement, stating the following: (i) that this Agreement is then in full force and effect; (ii) that this Agreement has not been modified or amended by the parties hereto (or if modified or amended, setting forth all such modifications and amendments); (iii) whether or not Seller has served any written notice of default to Developer under this Agreement (and if served, whether or not such default remains uncured); and (iv) that the written statement may be relied upon by said designee.

     Section 7.3 The statements described in this Article VII shall act as a waiver of any claim by the party furnishing such certificate to the extent such claim is based upon facts that are known or should reasonably have been known to such party and that are contrary to those asserted in such statement, but only to the extent such claim is against a bona fide encumbrancer or purchaser for value without knowledge of facts contrary to those contained in such statement and who has acted in reasonable reliance upon such statement. Such statement shall in no event subject the party furnishing it to any liability whatsoever (except for fraud), notwithstanding the negligent or inadvertent failure of such party to disclose correct or relevant information.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first above written.

                          Seller:

                          ELDANS LLC



                          By: ____________________________________

                          Name:
                          Title



                          Developer:



                          By:_____________________________________

                          Name:
                          Title


STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )



     On the ______ day of February in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                 ____________________________________
                                           Notary Public






STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )



     On the ______ day of February in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                 ____________________________________
                                               Notary Public

                                    EXHIBIT A

                                Seller's Property


                                    EXHIBIT B

                              Developer's Property


                                    EXHIBIT C

                                   Declaration


                                    EXHIBIT D

                        Parties in Interest Certification
                                    Exhibit E

                                 Existing Survey


                                    Exhibit F

                                   Photographs

                                    EXHIBIT E

          Waiver of Execution of Declaration of Zoning Lot Restrictions
                          and Subordination of Mortgage







                                   SCHEDULE A






..
                                   SCHEDULE B





                                    EXHIBIT F

                             Air-Rights Endorsement